EX-99.906CERT

SteelPath MLP Funds Trust
Exhibit 12(b) to Form N-CSR

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

1.
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the SteelPath MLP Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the SteelPath MLP Funds Trust for the period ended November 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the SteelPath MLP Funds Trust for the stated period.

/s/ Gabriel Hammond Gabriel Hammond President and Principal Executive Officer Date: 2/9/2011	/s/ Stuart Cartner Stuart Cartner Vice President, Treasurer and Principal Financial Officer Date: 2/9/2011

This statement accompanies the Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by SteelPath MLP Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.